SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e) (2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12

                     GENERAL EMPLOYMENT ENTERPRISES, INC.
              (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) (4)
      and 0-11.
      (1) Title of each class of securities to which transaction applies: _____________________________________________________
      (2) Aggregate number of securities to which transaction applies:
          ______________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________
      (4) Proposed maximum aggregate value of transaction: _____________
      (5) Total fee paid: ______________________________________________

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid: ______________________________________
      (2) Form, Schedule or Registration Statement No.:_________________
      (3) Filing Party: ________________________________________________
      (4) Date Filed: __________________________________________________




                     GENERAL EMPLOYMENT ENTERPRISES, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To be held Monday, February 25, 2008



To the Shareholders of

GENERAL EMPLOYMENT ENTERPRISES, INC.

You are cordially invited to attend the Annual Meeting of Shareholders of General Employment Enterprises, Inc. which will be held in the Conference Center of the Oakbrook Terrace Tower, First Floor, One Tower Lane, in Oakbrook Terrace, Illinois 60181, on Monday, February 25, 2008, at 9:00 a.m., local time. Directions to the meeting can be obtained by contacting the Company's Investor Relations Department at One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181, or by calling (630) 954-0495.

The purpose of the meeting is:

     1. To elect six directors of the Company; and
     2. To act upon such other matters as may properly be brought before the meeting.

Shareholders of record at the close of business on January 2, 2008 will be entitled to vote at the meeting. Whether or not you are able to attend the meeting in person, please vote as soon as possible. You may vote by signing the enclosed proxy card and mailing it in the envelope provided.

                                    By Order of the Board of Directors


                                    Nancy C. Frohnmaier
                                    Vice President and Secretary


Oakbrook Terrace, Illinois
January 16, 2008



                            YOUR VOTE IS IMPORTANT

Even if you plan to attend the Annual Meeting, you are urged to sign, date and promptly return your proxy in the enclosed postage paid envelope so that your shares can be voted in accordance with your wishes. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy. If your shares are held in the name of a bank or brokerage firm, you should check the voting instructions of that firm.



                     GENERAL EMPLOYMENT ENTERPRISES, INC.
                             Oakbrook Terrace Tower
                           One Tower Lane, Suite 2200
                        Oakbrook Terrace, Illinois  60181


                               PROXY STATEMENT
                   FOR 2008 ANNUAL MEETING OF SHAREHOLDERS



This statement and the accompanying proxy card, which are first being sent to shareholders on approximately January 16, 2008, are being furnished in connection with a solicitation of proxies by the Board of Directors of General Employment Enterprises, Inc. (the "Company"), an Illinois corporation, to be voted at the Annual Meeting of Shareholders to be held on Monday, February 25, 2008, at 9:00 a.m., local time, in the Conference Center of the Oakbrook Terrace Tower, First Floor, One Tower Lane, Oakbrook Terrace, Illinois 60181.


                       VOTING RIGHTS AND SOLICITATION

The voting securities of the Company entitled to be voted at the Annual Meeting are the shares of Common Stock, of which there were 5,165,265 outstanding on January 2, 2008, the record date for the Annual Meeting. Shareholders are entitled to one vote for each share held except that, in elections for directors, each shareholder has cumulative voting rights. When voting cumulatively, each shareholder has the number of votes equal to the number of directors to be elected (six) multiplied by the number of his or her shares. Such number of votes may be divided equally among all nominees, may be cumulated for one nominee, or may be distributed on any basis among as many nominees as is desired.

Each proxy that is properly signed and received before the Annual Meeting will, unless such proxy has been revoked, be voted in accordance with the instructions on such proxy. If no instruction is indicated on the proxy card, the shares will be voted for election of the six nominees for director listed in this proxy statement. The persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the listed nominees for director as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those nominees for whom authority to vote has not been withheld. In any case, and notwithstanding the foregoing, the proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.


Quorum and Vote Required

A quorum of shareholders is necessary to take action at the Annual Meeting. A majority of the total outstanding shares of Common Stock of the Company, represented in person or by proxy, will constitute a quorum for purposes of the meeting. Abstentions or broker non-votes will be treated as shares of Common Stock that are present for purposes of determining the presence of a quorum. "Broker non-votes" refers to a broker or other nominee not voting on a proposal because the broker or other nominee does not have discretionary voting power regarding that item and has not received instructions from the beneficial owner.

Directors are elected by the affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. Withheld votes will have the effect of votes against the directors. Broker non-votes will not affect the outcome of the vote.


Voting Procedure, Revoking Proxies

Shareholders whose shares are registered in their own names may vote by mailing a completed proxy card as an alternative to voting in person at the Annual Meeting. To vote by mailing a proxy card, shareholders should sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope.

If shares are registered in the name of a bank or brokerage firm (record holder), shareholders will receive instructions from their record holder that must be followed in order for the record holder to vote the shares in accordance with the shareholder's instructions. If shares are held through a bank or brokerage firm and the shareholder wishes to be able to vote in person at the Annual Meeting, the shareholder must obtain a legal proxy from the brokerage firm, bank or other holder of record and present it to the inspector of election with the shareholder's ballot.

Registered shareholders may revoke or change a previously delivered proxy at any time before the Annual Meeting by delivering another proxy with a later date or by delivering written notice of revocation of their proxy to the Secretary of the Company at its principal executive offices before the beginning of the Annual Meeting. Shareholders may also revoke their proxy by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If shares are held through a bank or brokerage firm, shareholders must contact that bank or brokerage firm to revoke any prior voting instructions. Shareholders may also vote in person at the Annual Meeting if a legal proxy is obtained, as described in the preceding paragraph.


Manner and Costs of Solicitation

The cost of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company intends to solicit proxies by the use of mail, but certain officers and regular employees of the Company or its subsidiary, without additional compensation, may use their personal efforts by telephone or otherwise, to obtain proxies. The Company also reserves the right to retain and compensate a professional solicitor to assist in the solicitation of proxies.


                             ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting, to serve until the 2009 Annual Meeting of Shareholders, or until their successors are elected and qualified. Proxies will be voted, unless otherwise indicated, for the election of the nominees named below. The persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the listed nominees for director as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those nominees for whom authority to vote has not been withheld. In any case, and notwithstanding the foregoing, the proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.

                                       2

Directors and Nominees

The following nominees are currently serving as directors of the Company and all were elected by the shareholders at the last Annual Meeting. Each nominee for director has agreed to serve, if elected. The following information is furnished with respect to each nominee for election as a director:

DENNIS W. BAKER, age 61 - Director of the Company since 2000. Formerly with CF Industries Holdings, Inc., Long Grove, Illinois, where he had been employed for more than 30 years in various financial capacities, and was Treasurer when he retired in April of 2007.

SHELDON BROTTMAN, age 73 - Director of the Company since 1991; is an attorney, and for more than ten years, has operated a real estate management and development business.

ANDREW DAILEY, age 38 - Managing Director of Headlands Advisors, a strategic advisory and consulting firm since 2004; has been a partner of Stenmark Capital, an investment management firm, since 2007; was a partner at Jetstream Group, a technology management consulting firm from 2002 to 2004, and from 2001 to 2002, was head of U.S. research for Hagstromer & Qviberg, a Scandinavian investment bank.

DELAIN G. DANEHEY, age 73 - Director of the Company since 1995; formerly with the auditing firm of Ernst & Young LLP for 31 years, and was a partner when he retired from the firm in 1991.

HERBERT F. IMHOFF, JR., age 58 - Director of the Company since 1986; named Chairman of the Board and Chief Executive Officer in 2001; has been President and Chief Operating Officer since 1997 and had previously been Executive Vice President since 1986; has served as the Company's General Counsel since 1982.

KENT M. YAUCH, age 61 - Director of the Company since 2001; was named
Vice President in 2001 and has served as Chief Financial Officer and Treasurer of the Company since 1996; had previously been Treasurer and Controller since 1991.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
        OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

The following information is furnished with respect to a current director who will not stand for re-election at the Annual Meeting:

JOSEPH F. LIZZADRO, age 70 -- Chairman Emeritus of L&H Company, Oak Brook, Illinois. Served as a director of Auth-Florence, Inc., Naperville, Illinois until August 2007. He has been a member of the Company's Board since 2000 and will serve until the expiration of his term on February 24, 2008.

                                       3

                             CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that each nominee for director, other than Mr. Imhoff, Jr. and Mr. Yauch, is an independent director under the listing standards of the American Stock Exchange. In addition, the Board of Directors has determined that each current member of the Audit Committee meets the additional independence criteria required for audit committee membership under the listing standards of the American Stock Exchange and Rule 10A-3 of the Securities Exchange Act of 1934.


Board and Committee Meetings

The Board of Directors meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board held eight meetings during the last fiscal year. No director of the Company attended fewer than 75% of the total meetings of the Board and Committee meetings on which such Board members served during this period.

The members of the Board of Directors are expected to attend the Company's Annual Meeting of Shareholders. All of the current directors were present at the prior year's Annual Meeting, which was held on February 26, 2007.

There are three standing committees of the Board of Directors, which are the Nominating Committee, the Audit Committee and the Compensation Committee.


Nominating Committee

The Nominating Committee is presently composed of five non-employee directors: Dennis W. Baker (Chairman), Sheldon Brottman, Andrew Dailey, Delain G. Danehey, and Joseph F. Lizzadro. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is attached as an appendix to this proxy statement.

The functions of the Nominating Committee are to assist the Board of Directors in identifying, interviewing and recommending to the Board of Directors qualified candidates to fill positions on the Board. The Nominating
Committee met once during fiscal 2007.

In evaluating candidates to serve on the Company's Board of Directors, consideration is given to the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the committee, have significant decision-making responsibility, with business, legal or academic experience. The Nominating Committee will consider recommendations for board candidates that are received from various sources, including directors and officers of the Company, other business associates and shareholders, and all candidates will be considered on an equal basis, regardless of source.

Shareholders may contact the Nominating Committee to make such recommendations by writing in care of the Secretary of the Company, at One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181. For a candidate to be considered for next year's Annual Meeting, a shareholder's recommendation must be received by the Secretary at least ninety days prior to the anniversary date of the mailing of the prior year's proxy statement. Submissions must include: (a) a statement that the writer is a shareholder and is proposing a candidate for consideration by the Nominating Committee; (b) the name, address and number of shares beneficially owned by the shareholder; (c) the name, address and contact information of the candidate being recommended; (d) a description of the qualifications and business experience of the candidate; (e) a statement detailing any relationships between the candidate and the Company and any relationships or understandings between the candidate and the proposing shareholder; and (f) the written consent of the candidate that the candidate is willing to serve as a director if nominated and elected.

                                       4

Audit Committee

The Audit Committee is presently composed of five non-employee directors:
Delain G. Danehey (Chairman), Dennis W. Baker, Sheldon Brottman, Andrew Dailey, and Joseph F. Lizzadro. The Board of Directors has determined that Messrs. Dailey, Danehey and Baker are each an "audit committee financial expert" as defined by rules of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this proxy statement.

The Audit Committee is primarily concerned with the effectiveness of the Company's accounting policies and practices, its financial reporting and its internal accounting controls. In addition, the Audit Committee reviews and approves the scope of the annual audit of the Company's books, reviews the findings and recommendations of the independent registered public accounting firm at the completion of their audit, and approves annual audit fees and the selection of an auditing firm. The Audit Committee met four times during fiscal 2007. In addition, the Chairman of the Audit Committee participated in three quarterly meetings in fiscal 2007, to review earnings press releases and the Company's filings on Form 10-QSB with members of management and the Company's independent registered public accounting firm.


Compensation Committee

The Compensation Committee is presently composed of five non-employee directors: Sheldon Brottman (Chairman), Dennis W. Baker, Andrew Dailey, Delain G. Danehey, and Joseph F. Lizzadro. The Board of Directors has adopted a written charter for the Compensation Committee, which is attached as an appendix to this proxy statement. The Compensation Committee has the sole responsibility for approving and evaluating the officer compensation plans, policies and programs. It may not delegate this authority. It meets as often as necessary to carry out its responsibilities. The committee has the authority to retain compensation consultants, but has not done so. The Compensation Committee met four times during fiscal 2007.

In the past, the committee has met each September to consider the compensation of the Company's executive officers, including the establishment of base salaries and performance targets for the succeeding year, and the consideration of stock option awards. Management provides the committee with such information as may be requested by the committee, which in the past has included historical compensation information of the executive officers, tally sheets, internal pay equity statistics, and market survey data. Under the guidelines of the American Stock Exchange, the chief executive officer may not be present during the committee's deliberations regarding his compensation.
If requested by the committee, the chief executive officer may provide recommendations regarding the compensation of the other officers.

The Compensation Committee also has the responsibility to make recommendations to the Board of Directors regarding the compensation of directors.


Shareholder Communications

The Board of Directors has established a procedure by which shareholders of the Company can communicate with the Board of Directors. Shareholders interested in communicating with the Board as a group or with individual directors may do so, in writing. Correspondence to the directors should be sent by regular mail c/o the Secretary, General Employment Enterprises, Inc., One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181. Any such correspondence will be reviewed by the Secretary, who will then forward it to the appropriate parties. Communications that are solicitations or deemed to be irrelevant to the Board's responsibilities may be discarded, at the discretion of the Secretary.

                                       5

Nominations for Directors

The By-Laws of the Company establish procedures for the nomination of candidates for election to the Board of Directors. The By-Laws provide that the nominations may be made by the Board of Directors or by a committee appointed by the Board of Directors. Any shareholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an Annual Meeting of Shareholders, provided that such shareholder has given actual written notice of his intent to make such nomination or nominations to the Secretary of the Company not less than ninety days nor more than one hundred twenty days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders. Each such notice must set forth (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings involving any two or more of the shareholders, each such nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder or relating to the Company or its securities or to such nominee's service as a director if elected; (d) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company, if so elected.


                       DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers

The executive officers of the Company are as follows:

Name                        Age   Position

Herbert F. Imhoff, Jr.      58   Chairman of the Board and Chief Executive
                                 Officer, and President and Chief Operating
                                 Officer

Marilyn L. White            57   Vice President

Kent M. Yauch               61   Vice President, Chief Financial Officer
                                 and Treasurer

Ms. White was elected Vice President in 1996, and is responsible for the Company's branch operations.

All executive officers are elected annually by the Board of Directors at the first meeting of the board held following each Annual Meeting of Shareholders, and they hold office until their successors are elected and qualified.


Compliance with Section 16(a) of the Exchange Act

Directors and officers of the Company are required to report to the Securities and Exchange Commission, by a specified date, their transactions related to General Employment Enterprises, Inc. Common Stock. Based solely on a review of the copies of these reports furnished to the Company and written representation that no other reports were required, the Company believes that during the 2007 fiscal year, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                       6

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Listed in the following table is information concerning persons known to the Company to be beneficial owners of more than five percent of the Company's outstanding Common Stock. Unless noted otherwise, the named persons have sole voting and dispositive power over the shares listed. Except as noted otherwise, the information is as of January 2, 2008.

Name and Address              Amount and Nature of        Percent
of Beneficial Owner           Beneficial Ownership        of Class

Herbert F. Imhoff, Jr.              621,678 (1)           11.65%
One Tower Lane, Suite 2200
Oakbrook Terrace, IL  60181

Daniel Zeff                         513,580 (2)            9.94
50 California Street, Suite 1500
San Francisco, CA  94111

Spectrum Galaxy Fund Ltd.           303,246 (3)            5.87
50 California Street, Suite 1500
San Francisco, CA  94111

 (1) Includes 10,161 shares held by Mr. Imhoff, Jr.'s son and 172,193 option shares exercisable by Mr. Imhoff, Jr. within 60 days of record date.
 (2) Based on Schedule 13G/A filed by Daniel Zeff with the Securities and Exchange Commission on February 13, 2007. According to the Schedule 13G/A, Mr. Zeff beneficially owns 513,580 shares, which includes 303,246 shares held by Spectrum Galaxy Fund Ltd.
 (3) Based on Schedule 13G/A filed by Daniel Zeff with the Securities and Exchange Commission on February 13, 2007.

The following information is furnished as of January 2, 2008, to indicate the beneficial ownership of the Company's outstanding Common Stock by each director and named executive officer, as defined below, individually, and all directors and executive officers as a group. Unless noted otherwise, the named individuals have sole voting and dispositive power over the shares listed.

Name of                       Amount and Nature of        Percent
Beneficial Owner              Beneficial Ownership        of Class

Dennis W. Baker                      11,000                     *%
Sheldon Brottman                     61,851(1)               1.19
Andrew Dailey                            --                     *
Delain G. Danehey                    28,456(2)                  *
Herbert F. Imhoff, Jr.              621,678(3)              11.65
Joseph F. Lizzadro                   24,000                     *
Marilyn L. White                     71,098(4)               1.36
Kent M. Yauch                        53,444(5)               1.02

All directors and executive
officers as a group                 871,527(6)              16.45
(eight persons)

*Represents less than 1%.

 (1) Includes 25,731 option shares exercisable within 60 days of record date.
 (2) Includes 13,731 option shares exercisable within 60 days of record date.
 (3) Includes 10,161 shares held by Mr. Imhoff, Jr.'s son and 172,193 option shares exercisable by Mr. Imhoff, Jr. within 60 days of record date.
 (4) Represents option shares exercisable within 60 days of record date.
 (5) Includes 49,444 option shares exercisable within 60 days of record date.
 (6) Includes 10,161 shares held by Mr. Imhoff, Jr.'s son, and 332,197 option shares exercisable by members of the group within 60 days of record date.

                                       7

                            EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation awarded to, earned by or paid to the Company's chief executive officer and the next two most highly compensated executive officers, for all services rendered to the Company during the 2007 fiscal year. These individuals are referred to throughout this proxy statement as the "named executive officers."


                          Summary Compensation Table

                                                   Non-
                                                   Equity
                                                   Incen-
                                                   tive     All
                                                   Plan     Other
Name and                                  Option   Compen-  Compen-
Principal                Salary   Bonus   Awards   sation   sation     Total
Position           Year    ($)     ($)      ($)      ($)      ($)       ($)

Herbert F.         2007  450,000      --   22,500    6,103   64,438   543,041
   Imhoff, Jr.
Chairman of the
Board and Chief
Executive Officer,
and President and
Chief Operating
Officer

Marilyn L. White   2007  190,000      --   11,250   12,180   22,624   236,054
Vice President

Kent M. Yauch      2007  180,000  10,000   11,250       --   21,888   223,138
Vice President,
Chief Financial
Officer and
Treasurer

Employment Agreements
The Company has an employment agreement with Mr. Imhoff, Jr. to serve as Chairman of the Board and Chief Executive Officer, and President and Chief Operating Officer. It provides for a continuous three-year term of employment, at a minimum annual base salary of $450,000. Under the terms of the agreement, Mr. Imhoff, Jr. is also eligible to earn an annual performance bonus and is entitled to receive certain perquisites and benefits.

Option Awards
The option awards column represents the amount of compensation expense recognized in fiscal 2007 under FASB Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment," with respect to options granted in fiscal 2007 and prior years. Compensation expense is measured as the fair value of the stock options on the date of grant and is amortized over the vesting periods. The methods and assumptions used to determine the fair value of stock options granted are disclosed in "Stock Option Plans" in the notes to consolidated financial statements in the Company's Annual Report for fiscal 2007 accompanying this proxy statement.

All stock options awarded to the named executive officers during fiscal 2007 were at option prices that were equal to the market price on the date of grant, had vesting dates two years after the date of grant, and had expiration dates ten years after the date of grant.

Non-Equity Incentive Plan Compensation
The Company has two incentive compensation plans designed to provide annual performance-based incentives to certain named executive officers. The non-equity incentive plan compensation column represents cash awards earned by the named executive officers for performance during fiscal 2007 under the Chief Executive Officer Bonus Plan and the Operational Vice President Bonus Plan.

                                       8

During fiscal 2007, Mr. Imhoff, Jr. participated in the Company's Chief Executive Officer Bonus Plan. Under the plan, the executive is eligible to receive an annual cash bonus equal to a percentage of his base salary in effect during the year. The percentage is determined by reference to a combination of two factors: (1) the Company's consolidated income before income taxes for the fiscal year, to the extent that it exceeds an annual threshold amount, and (2) the amount of improvement in such income compared with the preceding fiscal year. The annual threshold amount is determined by the Compensation Committee prior to the beginning of each fiscal year. The cash bonus is required to be paid to the executive within 2.5 months of the close of the Company's fiscal year.

During fiscal 2007, Ms. White participated in the Company's Operational Vice President Bonus Plan. Under the plan, the executive is eligible to receive an annual cash bonus equal to a percentage of her base salary in effect during the year. The percentage is determined by reference to a combination of two factors: (1) the income before income taxes of the operating divisions supervised by the executive for the fiscal year, to the extent that it exceeds an annual threshold amount, and (2) the amount of improvement in such income compared with the preceding fiscal year. The annual threshold amount is determined by the Compensation Committee prior to the beginning of each fiscal year. The cash bonus is required to be paid to the executive within 2.5 months of the close of the Company's fiscal year.

All Other Compensation
The all other compensation column includes contributions to the Executive Retirement Plan during fiscal 2007 in the following amounts: $45,000 for Mr. Imhoff, Jr.; $19,000 for Ms. White; and $18,000 for Mr. Yauch.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding stock options held by each of the named executive officers as of September 30, 2007. The Company has not made stock awards to any of the named executive officers.

         Outstanding Equity Awards at Fiscal Year-End - Option Awards

                              Number of
                              Securities
                              Underlying
                              Unexercised
                              Options (#)       Option       Option
                           Exer-     Unexer-    Exercise     Expiration
Name                       cisable   cisable    Price ($)    Date

Herbert F. Imhoff, Jr.      50,000       --        2.45      7/29/11
                           102,193       --        0.86      8/4/12
                            20,000   20,000(1)     1.63      9/24/16

Marilyn L. White            10,000       --        1.25      9/30/11
                            51,098       --        0.86      8/4/12
                            10,000   10,000(1)     1.63      9/24/16
                                --   15,000(2)     1.61      9/23/17

Kent M. Yauch               10,000       --        1.25      9/30/11
                            29,444       --        0.86      8/4/12
                            10,000   10,000(1)     1.63      9/24/16
                                --   15,000(2)     1.61      9/23/17

(1) The option vesting date is September 25, 2008.
(2) The option vesting date is September 24, 2009.

                                       9

Retirement Benefits

The Company has a 401(k) retirement plan in which all full-time employees may participate after one year of service. In addition, the Company has an Executive Retirement Plan, which is a nonqualified deferred compensation plan in which all of the named executive officers participate. Under the plan, the Company contributes a percentage of each participant's earnings to a rabbi trust under a defined contribution arrangement. The participants direct the investments of the trust, and the Company does not guarantee investment performance. Participant account balances are payable upon retirement or termination from the Company, subject to certain vesting requirements. The Company does not maintain a tax-qualified defined benefit retirement plan for any of its executive officers or employees.


Potential Payments upon Termination of Employment or Change in Control

Under the terms of the employment agreement with Mr. Imhoff, Jr., in the event the Company would terminate his employment for any reason other than for "cause," the executive would be entitled to receive outplacement assistance; a lump sum cash payment equal to the sum of his base salary and average annual performance bonus that would have been payable for the remainder of the term of the employment agreement; a severance bonus based on a fraction of his average annual performance bonus; and continuation of certain perquisites and fringe benefits for the remainder of the term of the employment agreement. In the event that any payment, benefit or distribution under the terms of his agreement is determined to be an "excess parachute payment" pursuant to section 280G of the Internal Revenue Code, with the effect that he would become liable for the payment of an excise tax, Mr. Imhoff, Jr. would be entitled to receive an additional gross-up payment.

The Company has individual employment agreements with Ms. White and Mr. Yauch. Each executive's agreement contains a covenant not to compete that extends for two years following their termination of employment with the Company. In the event of a change in control of the Company, if the executive's employment were to be terminated by the Company for any reason other than "cause," the executive would be entitled to receive a lump sum cash payment equal to two times the executive's base salary and average annual bonus; accelerated vesting of all previous cash or stock awards; a severance bonus based on a fraction of his average annual bonus; and continuation of certain fringe benefits for a period of two years.


Compensation of Directors

Under the Company's standard compensation arrangements that were in effect during fiscal 2007, each non-employee director received a monthly retainer of $2,000, and the chairman of the Audit Committee received an additional monthly retainer of $500. Directors did not receive any additional compensation for attendance at meetings of the board or its committees. Employees of the Company did not receive any additional compensation for service on the Board of Directors.

The following table sets forth information concerning the compensation paid to each of the non-employee directors during fiscal 2007:

                            Director Compensation

                       Fees Earned
                        or Paid      Option
                        in Cash      Awards*       Total
Name                      ($)          ($)          ($)

Dennis W. Baker          24,000       4,638       28,638
Sheldon Brottman         24,000       4,638       28,638
Andrew Dailey            14,000       4,638       18,638
Delain G. Danehey        30,000       4,638       34,638
Joseph F. Lizzadro       24,000       4,638       28,638


*The aggregate number of outstanding option awards at the end of fiscal 2007 were as follows for each of the non-employee directors: Mr. Baker - 15,000; Mr. Brottman - 40,731; Mr. Dailey - 15,000; Mr. Danehey - 40,731;
Mr. Lizzadro - 15,000.

                                     10

Option Awards
The option awards column represents the amount of compensation expense recognized in fiscal 2007 under FASB Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment," with respect to options granted in fiscal 2007 and prior years. Compensation expense is measured as the fair value of the stock options on the date of grant and is amortized over the vesting periods. The methods and assumptions used to determine the fair value of stock options granted are disclosed in "Stock Option Plans" in the notes to consolidated financial statements in the Company's Annual Report for fiscal 2007 accompanying this proxy statement.

All stock options awarded to the non-employee directors during fiscal 2007 were at option prices that were equal to the market price on the date of grant, had vesting dates two years after the date of grant, and had expiration dates ten years after the date of grant.


                         REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Company's management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited consolidated financial statements in the Annual Report with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards No. 61, Communication With Audit Committees (as amended), other standards of the Public Company Accounting Oversight Board (United States), rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Committee has discussed with the independent registered public accounting firm the firm's independence from Company management and the Company, including the matters in the letter from the firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with the independent registered public accounting firm's independence.

The Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their audit. The Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations; their evaluations of the Company's internal control; and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2007, filed by the Company with the Securities and Exchange Commission. The Committee selected the Company's independent registered public accounting firm for the year ending
September 30, 2008.

The Committee is governed by a charter. The Committee held four meetings during fiscal year 2007. The Committee is comprised solely of independent directors as defined by the American Stock Exchange listing standards and Rule 10A-3 of the Securities Exchange Act of 1934.

                    Audit Committee of the Board of Directors
                        Delain G. Danehey, Committee Chair
                                 Dennis W. Baker
                                Sheldon Brottman
                                  Andrew Dailey
                               Joseph F. Lizzadro

                                       11

                        INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Company's Board of Directors has selected BDO Seidman, LLP to serve as the Company's independent registered public accounting firm and to audit the Company's consolidated financial statements for the fiscal year ending September 30, 2008. BDO Seidman, LLP has served as the Company's independent registered public accounting firm since fiscal
2004.

A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if desired.


Principal Accountant Fees

The following table presents fees billed or expected to be billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's financial statements for the fiscal years ended September 30, 2007 and 2006, and fees billed by BDO Seidman, LLP during those years for other professional services:

                                          2007           2006

                  Audit fees            $81,000        $76,000
                  Audit-related fees      7,000          7,000
                  Tax fees               14,000          5,000
                  All other fees             --             --


"Audit fees" relate to services rendered for the audit of the Company's consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements included in the Company's quarterly reports filed with the Securities and Exchange Commission.

"Audit-related fees" relate to services rendered that are reasonably related to the audit of the Company's consolidated financial statements and are not included in "audit fees." These services include audits of the Company's 401(k) retirement plan.

"Tax fees" relate to services rendered for tax compliance, tax advice and tax planning.

The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, and to not engage them to perform the specific non-audit services proscribed by law or regulation. At the beginning of each fiscal year, the Audit Committee meets with the independent registered public accounting firm and approves the fees and services to be performed for the ensuing year. On a quarterly basis, the Audit Committee reviews the fees billed for all services provided for the year to date, and it pre-approves additional services if necessary. The committee's pre-approval policies allow management to engage the independent registered public accounting firm for consultations on tax or accounting matters up to an aggregate of $10,000 annually. All fees listed in the table above were approved in accordance with the Audit Committee's policies.

                                     12

                                OTHER MATTERS

Proposals of Shareholders

In order to be considered for inclusion in the Proxy Statement for the 2009 Annual Meeting of Shareholders, any shareholder proposal to take action at that meeting must be received by the Company at its address hereinabove, on or before September 16, 2008. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange
Act of 1934.

In addition, any shareholder wishing to bring business before an annual meeting must comply with certain provisions in the Company's By-Laws. The Company's By-Laws establish an advance notice procedure with regard to certain matters to be brought before an annual meeting of shareholders of the Company other than by or at the direction of the Board of Directors of the Company. Such notice generally must be delivered to or mailed to and received at the principal executive offices of the Company not less than ninety days nor more than one hundred twenty days prior to the anniversary date of the immediately preceding annual meeting of shareholders. The shareholder must also comply with certain other provisions set forth in the Company's By-Laws relating to the bringing of business before an annual meeting. For a copy of the Company's By-Laws, which includes the provisions relating to the bringing of business before an annual meeting, an interested shareholder should contact the Secretary of the Company, in writing, at Oakbrook Terrace Tower, One
Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181.


Availability of Form 10-KSB

The Company will furnish, upon request and without charge to each shareholder from whom it solicits proxies, a copy of its current annual report on Form 10-KSB, without exhibits, filed with the Securities and Exchange Commission. Requests should be in writing and addressed to:

         Investor Relations Department
         General Employment Enterprises, Inc.
         Oakbrook Terrace Tower
         One Tower Lane, Suite 2200
         Oakbrook Terrace, Illinois  60181
         or e-mail to invest@genp.com


Other Business

At the date of this Proxy Statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.

                                       13

                                   APPENDIX A

                     GENERAL EMPLOYMENT ENTERPRISES, INC.

                         NOMINATING COMMITTEE CHARTER
                              Adopted May 10, 2004


Organization
This charter governs the operations of the Nominating Committee of the Board of Directors. The Nominating Committee shall be members of, and appointed by, the Board of Directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Nominating Committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiary, and meet the independence requirements of the American Stock Exchange listing standards.

The By-Laws of the Company establish procedures for the nomination of candidates for election to the Board of Directors, including procedures for shareholders to make nominations.


Purpose
The Nominating Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to shareholders, with regard to identifying, interviewing, and recommending to the Board of Directors qualified candidates to fill positions on the Board of Directors.


Duties and Responsibilities
The responsibility of the Nominating Committee is to oversee the process of identifying appropriate individuals to fill positions on the Company's Board of Directors. While the Nominating Committee has the responsibilities and powers set forth in this Charter, the Board of Directors will approve nominees for election by the shareholders.

The Nominating Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing needs and circumstances of the Company.

At least annually the Nominating Committee will perform a self evaluation of the effectiveness of its performance and a review of its Charter.


Minimum Qualifications
In evaluating candidates to serve on the Company's Board of Directors, consideration will be given to the level of experience, financial literacy and business acumen of the candidate and their willingness and ability to attend meetings of the Board of Directors. Furthermore, consideration will be given to the overall attributes of potential nominees in relation to current members of the Board of Directors, with the objective of maintaining a balance of skills and experiences. Generally, the Nominating Committee will seek candidates with significant decision making responsibility with business, legal, or academic experience.

Directors need not be residents of Illinois or shareholders of the Company.


Processes for Identifying Candidates
Each year the Nominating Committee will determine the willingness of the current members of the Board of Directors to stand for reelection and evaluate whether the size of the Board of Directors is appropriate. If necessary, additional candidates for director will be identified by recommendations from directors and officers of the Company, other business associates, shareholders, and other sources. All candidates will be considered on an equal basis regardless of source.

The Nominating Committee is authorized to engage third parties to identify potential nominees if necessary and appropriate.

                                       14


                                   APPENDIX B

                     GENERAL EMPLOYMENT ENTERPRISES, INC.

                            AUDIT COMMITTEE CHARTER
                               November 19, 2007

Organization
This charter governs the operations of the Audit Committee. The Board of Directors (the "Board") shall appoint an Audit Committee (the "Committee") of at least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson, or delegate the authority to designate a chairperson to the Committee. For purposes hereof, members shall be considered independent as long as they satisfy all of the independence requirements for board members as set forth in the American Stock Exchange listing standards and Rule 10A-3 of the Securities Exchange
Act of 1934.

Each member of the Committee shall be financially literate, or become financially literate within a reasonable period of time, and at least one member shall be an "audit committee financial expert," as defined by rules of the Securities and Exchange Commission (the "SEC").

Members shall not serve on more than three public company audit committees simultaneously.

The Committee shall meet at least quarterly. The Committee shall meet separately and periodically with management and the independent registered public accountants. The Committee shall report regularly to the Board with respect to its activities.


Purpose
The purpose of the Committee shall be to:

o Provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: (i) the integrity of the Company's financial statements; (ii) the effectiveness of the Company's internal control over financial reporting; (iii) the Company's compliance with legal and regulatory requirements; (iv) the independent registered public accounting firm's qualifications and independence; (v) and the performance of the Company's independent registered public accountants.

o Prepare the Audit Committee report that SEC rules require to be included in the Company's annual proxy statement.

In fulfilling its purpose, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent registered public accountants, and management of the Company, and to determine that all parties are aware of their responsibilities.


Duties and Responsibilities
The Committee has the responsibilities and powers set forth in this Charter. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining internal control over financial reporting. The independent registered public accountants are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee will take appropriate actions to monitor the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

                                       15

The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

1. The Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of the independent registered public accountants (including resolution of disagreements between management and the auditor regarding financial reporting and internal control-related matters) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, and the independent registered public accountants must report directly to the Committee.

2. At least annually, the Committee shall obtain and review a report by the independent registered public accountants describing: (i) the firm's internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent registered public accountants and the Company (to assess the auditors' independence).

3. After reviewing the foregoing report and the independent registered public accountants' work throughout the year, the Committee shall evaluate the auditors' qualifications, performance and independence. Such evaluation should include the review and evaluation of the lead audit partner and take into account the opinions of management.

4. The Committee shall determine that the independent registered public accounting firm has a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under the SEC independence rules.

5. The Committee shall pre-approve all audit and non-audit services provided by the independent registered public accountants, including specific pre-approval of internal control-related services, and shall receive certain disclosure, documentation, and discussion of non-prohibited tax services by the independent registered public accountant. The Committee shall not engage the independent registered public accountants to perform non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

6. The Committee shall discuss with the independent registered public accountants the overall scope and plans for their audits, including the adequacy of staffing and budget or compensation.

7. The Committee shall regularly review with the independent registered public accountants any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the independent registered public accountants' activities or access to requested information, and management's response. The Committee should review any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise); any significant consultations between the audit team and the audit firm's national office on matters that are required to be disclosed to the Committee; and any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Company.

8. The Committee shall meet to review and discuss the quarterly financial statements with management and the independent registered public accountants prior to the release of earnings to the public and prior to the filing of the Company's Quarterly Report on Form 10-QSB. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent registered public accountants under the standards of the Public Company Accounting Oversight Board (United States) (the "PCAOB"). The chairperson of the Committee may represent the entire Committee for the purposes of these reviews.

                                       16

9. The Committee shall meet to review and discuss the annual audited financial statements, including Management's Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent registered public accountants prior to the release of earnings to the public and prior to the filing of the Company's Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB). Also, the Committee shall discuss the results of the annual audit and any matters required to be communicated to the Committee by the independent registered public accountants under the standards of the PCAOB.

10. The Committee's review of the financial statements shall include: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and significant matters regarding internal control over financial reporting that have come to the attention of the independent registered public accountants during the conduct of their audits; (ii) discussions with management and the independent registered public accountants regarding significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments, including consideration of the effects of alternative GAAP methods on the financial statements; (iii) consideration of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements; (iv) consideration of the judgment of both management and the independent registered public accountants about the quality, not just the acceptability of accounting principles; and (v) the clarity of the disclosures in the financial statements.

11. The Committee shall receive and review a report from the independent registered public accountants, prior to the filing of the Company's Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB), on all critical accounting policies and practices of the Company; all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent registered public accountants; and other material written communications between the independent registered public accountants and management.

12. The Committee shall review and approve all related party transactions required to be disclosed pursuant to SEC Regulation S-B, Item 404, and discuss with management the business rationale for the transactions and whether appropriate disclosures have been made.

13. The Committee shall review management's report on its assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year and the independent registered public accountants' report on the effectiveness of internal control over financial reporting.

14. The Committee shall discuss with management and the independent registered public accountants management's process for assessing the effectiveness of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act.

15. The Committee shall discuss with the independent registered public accountants the characterization of deficiencies in internal control over financial reporting and any differences between management's assessment of the deficiencies and the independent registered public accountants'. The Committee shall also discuss with management its remediation plan to address internal control deficiencies. The Committee shall determine that the disclosures describing any identified material weaknesses and management's remediation plans are clear and complete.

16. The Committee shall discuss with management its process for performing its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act.

                                       17

17. The Committee shall discuss with management and the independent registered public accountants any (i) changes in internal control over financial reporting that have materially affected or are reasonably likely to materially affect the Company's internal control over financial reporting that are required to be disclosed and (ii) any other changes in internal control over financial reporting that were considered for disclosure in the Company's periodic filings with the SEC.

18. The Committee shall review with management the Company's overall internal control programs.

19. The Committee shall review the Company's compliance and ethics programs, including consideration of legal and regulatory requirements, and shall review with management its periodic evaluation of the effectiveness of such programs. The Committee shall review the Company's code of conduct and programs that management has established to monitor compliance with such code. The Committee shall receive any corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty by the Company.

20. The Committee shall discuss the Company's policies with respect to risk assessment and risk management, including the risk of fraud. The Committee shall also discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

21. The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22. The Committee shall set clear hiring policies for employees or former employees of the independent registered public accountants that meet the SEC regulations and stock exchange listing standards.

23. The Committee shall retain such outside legal, accounting, or other advisers as it considers necessary in discharging its oversight role. The Committee shall approve, and the Company shall pay, the fees and expenses for: (i) compensation to the independent registered public accounting firm engaged for the purpose of preparing or issuing audit reports or performing other audit, review, or attest services for the Company; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

24. The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively. The Committee also shall discuss with the independent registered public accountants the accountants' observations related to the effectiveness of the Committee.

25. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board.

                                       18


                                   APPENDIX C

                     GENERAL EMPLOYMENT ENTERPRISES, INC.

                        COMPENSATION COMMITTEE CHARTER
                                August 6, 2007


Committee's Purpose
The Compensation Committee (the "Committee") is appointed by the Board of Directors (the "Board") to discharge the Board's responsibilities relating to compensation of the Company's directors and officers. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company.

Committee Membership and Meetings
The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence requirements of the American Stock Exchange and the Securities and Exchange Commission and shall be outside directors within the meaning of section 162(m) of the Internal Revenue Code.

The members of the Committee shall be directors of the Company and shall be elected by the Board. The Board shall also designate a Committee Chairperson. Committee members shall serve for a period of one year unless a member resigns or is replaced by the Board. Committee members may be removed by a majority vote of the Board.

The Committee shall meet as often as necessary to carry out its responsibilities. Meetings shall be called by the Chairperson of the Committee. A majority of the members shall constitute a quorum, and a majority of the members present shall be required to act on Committee business. The Committee may take action in the absence of a meeting by unanimous written consent of all members.

The Chairperson of the Committee shall be responsible for scheduling meetings, establishing agendas and conducting the meetings of the Committee. Minutes for all meetings shall be prepared to document the Committee's discharge of its responsibilities, and the minutes shall be approved by the Committee members.

The Committee shall determine which officers of the Company or other visitors to invite to the Committee's meetings. In the sole discretion of the Committee, the Committee may meet in executive session at any time.


Committee Authority and Responsibilities
1. Compensation Philosophy. In consultation with senior management, the Committee shall establish the Company's general compensation philosophy, and it shall oversee the development of executive compensation programs. The Committee shall periodically review the Company's executive compensation programs and make any modifications that it deems advisable.

2. Chief Executive Officer. The Committee shall set corporate goals and objectives relevant to the Chief Executive Officer's compensation. In determining the incentive component of the Chief Executive Officer's compensation, the Committee should consider the Company's performance and relative stockholder return, the value of similar incentive awards to the chief executive officers at comparable companies, and the awards given to the Company's Chief Executive Officer in past years. The Committee shall annually review and evaluate the Chief Executive Officer's performance in light of those goals and objectives. The Committee shall have the sole authority to approve, amend or terminate these goals and objectives and to determine all compensation levels based on this evaluation, including the following: (a) annual base salary level, (b) annual incentive opportunity level, (c) long-term incentive opportunity level, (d) employment agreements or severance arrangements, and (e) any special or supplemental benefits.

                                       19

3. Other Officers. The Committee shall annually review and have the sole authority to approve, amend or terminate for the officers of the Company (other than the Chief Executive Officer) all compensation, including the following: (a) annual base salary level, (b) annual incentive opportunity level, (c) long-term incentive opportunity level, (d) employment agreements or severance arrangements, and (e) any special or supplemental benefits.

4. Directors. The Committee shall present to the Board their recommendations to approve, amend or terminate for directors (a) the annual compensation, and (b) any additional compensation for service on committees of the Board, service as a committee chairperson, meeting fees or any other benefit payable by virtue of the director's position as a member of the Board.

5. Compensation and Benefit Plans. The Committee shall have the sole authority to approve, amend or terminate incentive-compensation plans, retirement plans, deferred compensation plans and any equity-based plans, including the approval, amendment or termination of any tax-qualified plan or section 125 plan, except as provided in Paragraph 6 of this Charter. With respect to any funded employee benefit plan covering employees of the Company, the Committee shall have the sole authority to appoint and remove various plan trustees, members of administrative committees and plan administrators. The Committee shall have the sole authority to administer any equity-based compensation plans, including determining awards to be granted under such plans.

6. Ratification Required by the Board. The Committee shall present as a recommendation to the Board any action that is required by law or regulation to be submitted to the stockholders of the Company for approval.

7. Proxy Statement. The Committee shall prepare or review any reports on director and officer compensation to be included in the Company's proxy statements, as required by applicable regulations of the Securities and Exchange Commission.

8. Competitive Compensation Position. The Committee shall annually assess the Company's competitive position for each component of officer compensation by reviewing market data for appropriate peer companies.

9. Cash Effect. The Committee shall monitor the cumulative cash effect on the Company caused by bonus and other cash-based incentive plans of the Company, especially in relation to the Company's net income for the applicable year(s).

10. Report to the Board. Following each action by the Committee, the Committee shall make a report to the Board at the next regularly scheduled meeting of the Board.

11. Charter Review. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

12. Committee Performance Evaluation. The Committee shall annually review its own performance. The results of such self-assessment shall be presented to the Board at the next regularly scheduled meeting of the Board.

13. Access to Consultants. The Committee shall have the authority to retain and terminate any compensation or other consultant to be used to assist in the evaluation of director or executive compensation and shall have authority to approve the consultant's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors and the authority to approve the payment of the advisor's fees and other retention items. All fees and other retention items for compensation consultants, legal, accounting or other advisors shall be paid by the Company.

14. Additional Activities. The Committee shall perform any other activities consistent with this Charter, the Company's By-laws and applicable law, as the Committee deems appropriate to carry out its assigned duties or as requested by the Board.

                                       20

                                   APPENDIX D

                 PROXY FOR 2008 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                     GENERAL EMPLOYMENT ENTERPRISES, INC.
             One Tower Lane, Suite 2200, Oakbrook Terrace, IL 60181


               ^FOLD AND DETACH HERE AND READ THE REVERSE SIDE^

                                   PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of GENERAL EMPLOYMENT ENTERPRISES, INC. hereby appoints HERBERT F. IMHOFF, JR. and SHELDON BROTTMAN, and each of them, as the proxies (with full power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on February 25, 2008 and any adjournment thereof.

If no direction is made, said proxies will vote FOR election of directors.

Continued, and to be marked, dated and signed on the reverse side. Please mail this proxy in the enclosed envelope as promptly as possible.


              ^FOLD AND DETACH HERE AND READ THE REVERSE SIDE^

                                                             Please mark
                                                             your votes   [X]
                                                             like this

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. THE PROXY HOLDERS WILL HAVE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY AND TO ALLOCATE VOTES AMONG ANY OR ALL OF THE NOMINEES FOR DIRECTOR AS THE PROXY HOLDERS MAY DETERMINE. IN ANY CASE, AND NOTWITHSTANDING THE FOREGOING, THE PROXY HOLDERS MAY VOTE THE SHARES REPRESETED HEREBY FOR LESS THAN THE ENTIRE NUMBER OF NOMINEES IF ANY SITUATION ARISES WHICH, IN THE OPINION OF THE PROXY HOLDERS, MAKES SUCH ACTION NECESSARY OR DESIRABLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS.

1. ELECTION OF DIRECTORS, NOMINEES:                   FOR  WITHHOLD
   D. W. Baker, S. Brottman,                           [  ]   [  ]
   A. Dailey, D. G. Danehey,
   H. F. Imhoff, Jr., K. M. Yauch

   For, except vote withheld from the following nominee(s): ________________________________.

2. In their discretion, in the transaction of such other business as may properly come before the meeting.

You are encouraged to specify your choice by marking the appropriate box with an "X" but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendation.

                                                  COMPANY ID:

                                                 PROXY NUMBER:

                                                ACCOUNT NUMBER:


Signature: _________________ Signature: ___________________ Date: _______2008

NOTE: The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.